Exhibit 10.3

*LOAN5404*

PROMISSORY NOTE

6/8/05

Date

FOR VALUE RECEIVED, TGC Industries, Inc. a corporational located at the stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 16479 Dallas Parkway # 308, Addison, TX 75091-2512 or at such other place as Payee or the holder hereof may designate, the principal sum of Three million three hundred sixty six thousand two hundred and fifty three and 64/169 Dollars ($3,366,253.04), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed per annum simple interest rate of 725/100 WAW percent (7.25%).

Subject to the other provisions hereof, the principal on this Note is payable in lawful money of the United States in Thirty six (36) consecutive monthly installments as follows:

Periodic Installment		Amount

35	[ILLEGIBLE]	$93,507.03

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding unpaid principal.  The first Periodic Installment shall be due and payable on 7/8/05 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding period (each, a “Payment Date”).  In addition to the payments of principal provided above, accrued interest shall be payable on the Payment Date.

All payments shall be supplied first to interest and then to principal.  Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.  The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing as such time shall not continue a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 365 day year (366 day leap year).

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).

Time is of the essence hereof.  If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum.  If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or  (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, as the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior to the first annual anniversary date of this Note:  (Three percentage (3%) and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties herein to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law.  If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement, on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof.  It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extend permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest of any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against or exhaust any security hereof in order to enforce payment of this Note.  The Maker and each Obligor hereby waives presentment, deemed for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.  Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY. THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL INCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION.  IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and other Debt Documents constitute the entire agreements of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee.  Any such waiver, consent modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any of the other Debt Documents which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

TGC Industries, Inc.

	By:	/s/ Wayne Whitener
(Witness)	Name:	Wayne Whitener
	Title:	President / CEO
(Print name)
	Federal Tax ID #:	742095844
Address
	Address:	1304 Summit Ave Suite 2, Plano, Collin County, TX 75074

LOAN3009

COLLATERAL SCHEDULE NO. 002

THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of October 22, 2004 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and TGC Industries, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated 6.8.05 in the original principal amount of $3,366,253.04.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

1	Aram Aries	SPM 381	Seismic Processor Module with fast download capability, more fully described on the attached Exhibit A pages 1-13
4	Aram Aries		PC-Quad Line Interface Cards, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Impulse source software, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Vibroseis Option, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	48008522YA	Additional Flat panel Display Units with Mounting Hardware, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Standard Installation Kit, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	TD 289	Dual 3490 tape drive with mounting hardware, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	20267	ISYS-V12 Thermal plotter with mounting hardware, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Remote acquisition module (RAMs) used, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Line tap unit (A-LTUs) used, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	81	Lead acid battery discharge station, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Lead acid battery charger, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Seismic Land Cable 4 x 75 M, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Land Cable back to backs, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Seismic Multiport baseline cable 280M used, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip		Hand held test unit with meter and matching geophone adapter, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip		Power head with 9 volt battery, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip		Shipping crates, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Land Baseline cable back to backs integrated, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Multiport Baseline splitter cable used, more fully described on the attached Exhibit A pages 1-13

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		TGC Industries, Inc.

By:	/s/ W. Scott Cummins	By:	/s/ Wayne Whitener
Name:	W. SCOTT CUMMINS	Name:	Wayne Whitener
Title:	RISK ANALYST	Title:	President / CEO
Date:	6-8-05	Date:	6-8-05

*LOAN3006*

ANNEX A

TO

COLLATERAL SCHEDULE NO. 002

TO MASTER SECURITY AGREEMENT

DATED AS OF October 22, 2004

CERTIFICATE OF DELIVERY/INSTALLATION

To :  General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”)

Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on 6/8/05 and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

1	Aram Aries	SPM 381	Seismic Processor Module with fast download capability, more fully described on the attached Exhibit A pages 1-13
4	Aram Aries		PC - Quad Line Interface Cards, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Impulse source software, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Vibroseis Option, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	48008522YA	Additional Flat Panel Display Units with Mounting Hardware, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Standard Installation Kit, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	TD 289	Dual 3490 tape drive with mounting hardware, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	20267	ISYS-V12 Thermal plotter with mounting hardware, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Remote acquisition module (RAMs) used, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Line tap unit (A-LTUs) used, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	81	Lead acid battery discharge station, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Lead acid battery charger, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Seismic Land Cable 4x75M, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Land Cable back to backs, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries		Seismic Multiport baseline cable 280M used, more fully described on the attached Exhibit A pages 1-13

1	Misc Test Equip	Hand held test unit with meter and matching geophone adapter, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	Power head with 9 volt battery, more fully described on the attached Exhibit A pages 1-13
1	Misc Test Equip	Shipping crates, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	Land Baseline cable back to backs integrated, more fully described on the attached Exhibit A pages 1-13
1	Aram Aries	Multiport Baseline splitter cable used, more fully described on the attached Exhibit A pages 1-13

Equipment immediately listed above is located at: 1304 Summit Ave, Suite 2, Plano, Collin County, TX 75074

TGC Industries, Inc.

By:	/s/ Wayne Whitener
Name:	WAYNE WHITENER
Title:	President / CEO
Date:	6-8-05

Exhibit A

TGC Industries Inc.

ARAM ARIES SEISMIC RECORDING SYSTEM - Serial Numbers

Exhibit “A”

Discription	Serial Number	Qty
ARAM ARIES Seismic Processor Module	SPM 381	1
ARAM ARIES PC - Quad Line Interface Cards	No Serial Numbers	4
ARAM ARIES Impulse source software	No Serial Numbers	1
Annual software license & upgrades	No Serial Numbers	1
ARAM ARIES Vibroseis Option	No Serial Numbers	1
Additional Flat Panel Display Units with Mounting Hardware	48008522YA	1
Additional Flat Panel Display Units with Mounting Hardware	48008516YA	1
Additional Flat Panel Display Units with Mounting Hardware	48008497YA	1
Exchange Portable Cases for Zero Clearance Rack	No Serial Numbers	1
ARAM ARIES Standard Installation Kit	No Serial Numbers	1
Dual 3490 tape drive with mounting hardware	TD 289	1
1SYS-V12 thermal plotter with Mounting Hardware	20267	1
ARAM ARIES Remote Acquisition Module (RAMs) Used	See RAM Serial List	500
ARAM ARIES Line Tap Unit (A-LTUs) Used	See TAP Serial List	36
ARAM ARIES Lead Acid Battery Discharge Station	81	1
ARAM ARIES Lead Acid Battery Charger	See CHARGER Serial List	26
ARAM ARIES Seismic Land-Lt Cable 300M Used	SN Provided By Steward Cable	1000
ARAM ARIES Land Cable Back to Backs Integrated	No Serial Numbers	2000
ARAM ARIES Seismic Multiport Baseline Cable 280M Used	See BASELINE Serial List	72
ARAM ARIES Land Baseline Cable Back to Backs integrated	No Serial Numbers	144
ARAM ARIES Multiport Baseline Splitter Cable Used	See SPLITTER Serial List	6
Hand held test unit with meter and matching geophone adapter	78	1
Hand held test unit with meter and matching geophone adapter	99	1
Hand held test unit with meter arid matching geophone adapter	109	1
Hand held test unit with meter and matching geophone adapter	110	1
Hand held test unit with meter and matching geophone adapter	112	1
Power Head with 9 volt battery	No Serial Numbers	5
Shipping Crates	No Serial Numbers	NA

Part Of Central Recording Unit Not Specifically Listed On Invoice

UPS Power Supply Module	PS 103	1
ARAM ARIES proprietary Interface cards and cables	No Serial Numbers	NA
ARAM ARIES Interface to thermal plotter	No Serial Numbers	1
Keyboard and mouse	No Serial Numbers	1 Ea
Mirrored high capacity hard disc drive	No Serial Numbers	1
CD ROM Drive	No Serial Numbers	1
Lightning Protector	228	1
5M Lightning Protection Cable	007256-020	1
5M Lightning Protection Cable	007256-024	1
5M Lightning Protection Cable	007256-025	1
5 Port Ethernet Switch	4CC0401015	1

TGC Industries Inc.

Serial Numbers

500 - ARAM ARIES Remote Acquisition Module (RAMs) Used

Serial	Serial	Serial	Serial	Serial	Serial	Serial	Serial	Serial	Serial
24172	22975	22971	24307	24307	22161	21917	23792	24030	24236
24207	21698	22848	22891	22891	24491	22027	23796	24033	24240
23625	22703	24214	24195	24195	23896	22269	23797	24035	24246
23809	22950	22294	23838	23838	24319	22284	23799	24036	24252
23756	24099	23426	24311	24311	22446	22288	23802	24039	24270
24278	23965	24031	23057	23057	23039	22315	23822	24045	24273
21624	24006	21706	22709	22709	24729	22319	23889	24048	24279
24184	21600	24055	23235	23235	23830	22528	23896	24051	24284
24254	24166	24088	23875	23875	22467	22588	23899	24052	24293
24165	23526	21632	23035	23035	22985	22729	23900	24054	24299
23719	21740	24297	23361	23361	23337	22743	23901	24056	22885
22578	24082	24237	23689	23689	24595	22764	23903	24062	22785
24000	23975	23905	24832	24832	23081	22779	23911	24063	22947
23987	22721	24238	22832	22832	23320	22805	23915	24065	22772
24127	21695	22965	23384	23384	23283	22834	23917	24067	22888
21685	22742	24128	23807	23807	24343	22840	23925	24068	22741
21440	22833	24162	23071	23071	24747	22851	23929	24069	22564
24283	22704	22301	22938	22938	22890	22870	23930	24071	23979
24132	23970	22282	22578	22578	23195	22888	23931	24072	22850
23882	22824	24189	22225	22225	23840	22907	23833	24073	22951
24249	24298	24122	24718	24718	23179	22912	23936	24076	23073
23793	20399	21742	24365	24365	24352	22946	23938	24079	23025
23986	22705	23092	24355	24355	24370	23000	23941	24087	23806
24289	22485	23119	23229	23229	22566	23031	23842	24098	23833
22803	22597	24041	22661	22561	23492	23032	23944	24101	22739
23795	22372	24243	24304	24304	16683	23050	23946	24106	24156
24158	23096	23886	24665	24565	17462	23108	23947	24114	23125
21494	23973	23907	23264	23264	21310	23178	23949	24119	22764
24215	23117	22747	22313	22313	21317	23203	23950	24124	22878
22812	22308	19648	24470	24470	21342	23255	23951	24125	22799
24155	23042	21583	24733	24733	21583	23277	23952	24131	22343
23894	24178	24216	24781	24781	21672	23278	23954	24133	22245
23676	23002	24275	21612	21612	21605	23282	23957	24134	23114
24094	22822	22925	22785	22765	21610	23304	23958	24138	22949
24245	23084	24029	23992	23992	21621	23312	23959	24139	22944
24135	23045	22314	22798	22798	21623	23321	23961	24141	23734
23522	24183	22702	24044	24044	21635	23324	23962	24142	23834
23976	23074	22919	22981	22981	21636	23507	23971	24143	22963
24181	21611	22740	23912	23912	21644	23511	23977	24153	23027
24080	24123	23916	21656	21656	21647	23524	23978	24154	22540
23999	24292	22636	22505	22505	21650	23599	23984	24170	22865
23873	23958	22883	22945	22945	21854	23807	23985	24179	22831
23744	22288	23741	23807	23897	21657	23713	23988	24180	22396
23463	23011	22988	22922	22922	21674	23724	23990	24194	22926
24161	22923	24028	22906	22906	21675	23733	23993	24203	22837
23714	23876	22286	22726	22726	21683	23768	23994	24211	22863
23887	24168	23053	22531	22531	21685	23774	24012	24212	22753
21533	23928	23061	23784	23784	21699	23780	24018	24222	22836
23909	24197	21729	24449	24449	21725	23788	24019	24229	22808
23254	24258	21904	22793	22793	21899	23769	24023	24230	23040

36 - ARAM ARIES Line Tap Unit (A-LTUs) Used

Number	Serial
1	13001
2	13016
3	13024
4	13026
5	13032
6	13044
7	13058
8	13061
9	13077
10	13078
11	13087
12	13095
13	13098
14	13100
15	13130
16	13145
17	12765
18	13011
19	13017
20	13022
21	13027
22	13054
23	13058
24	13064
25	13086
26	13103
27	13104
28	13105
29	13109
30	13112
31	13117
32	13118
33	13121
34	13126
35	13129
36	13132

26 - ARAM ARIES Lead Acid Battery Charger

Number	Serial
1	98
2	110
3	143
4	147
5	169
6	170
7	176
8	177
9	180
10	181
11	184
12	185
13	186
14	188
15	189
16	191
17	193
18	194
19	195
20	197
21	198
22	199
23	182
24	187
25	190
26	192

SN# CA-100-300M- 001	SN# CA-100-300M- 051	SN# CA-100-300M- 101
SN# CA-100-300M- 002	SN# CA-100-300M- 052	SN# CA-100-300M- 102
SN# CA-100-300M- 003	SN# CA-100-300M- 053	SN# CA-100-300M- 103
SN# CA-100-300M- 004	SN# CA-100-300M- 054	SN# CA-100-300M- 104
SN# CA-100-300M- 005	SN# CA-100-300M- 055	SN# CA-100-300M- 105
SN# CA-100-300M- 006	SN# CA-100-300M- 056	SN# CA-100-300M- 106
SN# CA-100-300M- 007	SN# CA-100-300M- 057	SN# CA-100-300M- 107
SN# CA-100-300M- 008	SN# CA-100-300M- 058	SN# CA-100-300M- 108
SN# CA-100-300M- 009	SN# CA-100-300M- 059	SN# CA-100-300M- 109
SN# CA-100-300M- 010	SN# CA-100-300M- 060	SN# CA-100-300M- 110
SN# CA-100-300M- 011	SN# CA-100-300M- 061	SN# CA-100-300M- 111
SN# CA-100-300M- 012	SN# CA-100-300M- 062	SN# CA-100-300M- 112
SN# CA-100-300M- 013	SN# CA-100-300M- 063	SN# CA-100-300M- 113
SN# CA-100-300M- 014	SN# CA-100-300M- 064	SN# CA-100-300M- 114
SN# CA-100-300M- 015	SN# CA-100-300M- 065	SN# CA-100-300M- 115
SN# CA-100-300M- 016	SN# CA-100-300M- 066	SN# CA-100-300M- 116
SN# CA-100-300M- 017	SN# CA-100-300M- 067	SN# CA-100-300M- 117
SN# CA-100-300M- 018	SN# CA-100-300M- 068	SN# CA-100-300M- 118
SN# CA-100-300M- 019	SN# CA-100-300M- 069	SN# CA-100-300M- 119
SN# CA-100-300M- 020	SN# CA-100-300M- 070	SN# CA-100-300M- 120
SN# CA-100-300M- 021	SN# CA-100-300M- 071	SN# CA-100-300M- 121
SN# CA-100-300M- 022	SN# CA-100-300M- 072	SN# CA-100-300M- 122
SN# CA-100-300M- 023	SN# CA-100-300M- 073	SN# CA-100-300M- 123
SN# CA-100-300M- 024	SN# CA-100-300M- 074	SN# CA-100-300M- 124
SN# CA-100-300M- 025	SN# CA-100-300M- 075	SN# CA-100-300M- 125
SN# CA-100-300M- 026	SN# CA-100-300M- 076	SN# CA-100-300M- 126
SN# CA-100-300M- 027	SN# CA-100-300M- 077	SN# CA-100-300M- 127
SN# CA-100-300M- 028	SN# CA-100-300M- 078	SN# CA-100-300M- 128
SN# CA-100-300M- 029	SN# CA-100-300M- 079	SN# CA-100-300M- 129
SN# CA-100-300M- 030	SN# CA-100-300M- 080	SN# CA-100-300M- 130
SN# CA-100-300M- 031	SN# CA-100-300M- 081	SN# CA-100-300M- 131
SN# CA-100-300M- 032	SN# CA-100-300M- 082	SN# CA-100-300M- 132
SN# CA-100-300M- 033	SN# CA-100-300M- 083	SN# CA-100-300M- 133
SN# CA-100-300M- 034	SN# CA-100-300M- 084	SN# CA-100-300M- 134
SN# CA-100-300M- 035	SN# CA-100-300M- 085	SN# CA-100-300M- 135
SN# CA-100-300M- 036	SN# CA-100-300M- 086	SN# CA-100-300M- 136
SN# CA-100-300M- 037	SN# CA-100-300M- 087	SN# CA-100-300M- 137
SN# CA-100-300M- 038	SN# CA-100-300M- 088	SN# CA-100-300M- 138
SN# CA-100-300M- 039	SN# CA-100-300M- 089	SN# CA-100-300M- 139
SN# CA-100-300M- 040	SN# CA-100-300M- 090	SN# CA-100-300M- 140
SN# CA-100-300M- 041	SN# CA-100-300M- 091	SN# CA-100-300M- 141
SN# CA-100-300M- 042	SN# CA-100-300M- 092	SN# CA-100-300M- 142
SN# CA-100-300M- 043	SN# CA-100-300M- 093	SN# CA-100-300M- 143
SN# CA-100-300M- 044	SN# CA-100-300M- 094	SN# CA-100-300M- 144
SN# CA-100-300M- 045	SN# CA-100-300M- 095	SN# CA-100-300M- 145
SN# CA-100-300M- 046	SN# CA-100-300M- 096	SN# CA-100-300M- 146
SN# CA-100-300M- 047	SN# CA-100-300M- 097	SN# CA-100-300M- 147
SN# CA-100-300M- 048	SN# CA-100-300M- 098	SN# CA-100-300M- 148
SN# CA-100-300M- 049	SN# CA-100-300M- 099	SN# CA-100-300M- 149
SN# CA-100-300M- 050	SN# CA-100-300M- 100	SN# CA-100-300M- 150

Tidelands Geophysical 1

SN# CA-100-300M- 151	SN# CA-100-300M- 201	SN# CA-100-300M- 251
SN# CA-100-300M- 152	SN# CA-100-300M- 202	SN# CA-100-300M- 252
SN# CA-100-300M- 153	SN# CA-100-300M- 203	SN# CA-100-300M- 253
SN# CA-100-300M- 154	SN# CA-100-300M- 204	SN# CA-100-300M- 254
SN# CA-100-300M- 155	SN# CA-100-300M- 205	SN# CA-100-300M- 255
SN# CA-100-300M- 156	SN# CA-100-300M- 206	SN# CA-100-300M- 256
SN# CA-100-300M- 157	SN# CA-100-300M- 207	SN# CA-100-300M- 257
SN# CA-100-300M- 158	SN# CA-100-300M- 208	SN# CA-100-300M- 258
SN# CA-100-300M- 159	SN# CA-100-300M- 209	SN# CA-100-300M- 259
SN# CA-100-300M- 160	SN# CA-100-300M- 210	SN# CA-100-300M- 260
SN# CA-100-300M- 161	SN# CA-100-300M- 211	SN# CA-100-300M- 261
SN# CA-100-300M- 162	SN# CA-100-300M- 212	SN# CA-100-300M- 262
SN# CA-100-300M- 163	SN# CA-100-300M- 213	SN# CA-100-300M- 263
SN# CA-100-300M- 164	SN# CA-100-300M- 214	SN# CA-100-300M- 264
SN# CA-100-300M- 165	SN# CA-100-300M- 215	SN# CA-100-300M- 265
SN# CA-100-300M- 166	SN# CA-100-300M- 216	SN# CA-100-300M- 266
SN# CA-100-300M- 167	SN# CA-100-300M- 217	SN# CA-100-300M- 267
SN# CA-100-300M- 168	SN# CA-100-300M- 218	SN# CA-100-300M- 268
SN# CA-100-300M- 169	SN# CA-100-300M- 219	SN# CA-100-300M- 269
SN# CA-100-300M- 170	SN# CA-100-300M- 220	SN# CA-100-300M- 270
SN# CA-100-300M- 171	SN# CA-100-300M- 221	SN# CA-100-300M- 271
SN# CA-100-300M- 172	SN# CA-100-300M- 222	SN# CA-100-300M- 272
SN# CA-100-300M- 173	SN# CA-100-300M- 223	SN# CA-100-300M- 273
SN# CA-100-300M- 174	SN# CA-100-300M- 224	SN# CA-100-300M- 274
SN# CA-100-300M- 175	SN# CA-100-300M- 225	SN# CA-100-300M- 275
SN# CA-100-300M- 176	SN# CA-100-300M- 226	SN# CA-100-300M- 276
SN# CA-100-300M- 177	SN# CA-100-300M- 227	SN# CA-100-300M- 277
SN# CA-100-300M- 178	SN# CA-100-300M- 228	SN# CA-100-300M- 278
SN# CA-100-300M- 179	SN# CA-100-300M- 229	SN# CA-100-300M- 279
SN# CA-100-300M- 180	SN# CA-100-300M- 230	SN# CA-100-300M- 280
SN# CA-100-300M- 181	SN# CA-100-300M- 231	SN# CA-100-300M- 281
SN# CA-100-300M- 182	SN# CA-100-300M- 232	SN# CA-100-300M- 282
SN# CA-100-300M- 183	SN# CA-100-300M- 233	SN# CA-100-300M- 283
SN# CA-100-300M- 184	SN# CA-100-300M- 234	SN# CA-100-300M- 284
SN# CA-100-300M- 185	SN# CA-100-300M- 235	SN# CA-100-300M- 285
SN# CA-100-300M- 186	SN# CA-100-300M- 236	SN# CA-100-300M- 286
SN# CA-100-300M- 187	SN# CA-100-300M- 237	SN# CA-100-300M- 287
SN# CA-100-300M- 188	SN# CA-100-300M- 238	SN# CA-100-300M- 288
SN# CA-100-300M- 189	SN# CA-100-300M- 239	SN# CA-100-300M- 289
SN# CA-100-300M- 190	SN# CA-100-300M- 240	SN# CA-100-300M- 290
SN# CA-100-300M- 191	SN# CA-100-300M- 241	SN# CA-100-300M- 291
SN# CA-100-300M- 192	SN# CA-100-300M- 242	SN# CA-100-300M- 292
SN# CA-100-300M- 193	SN# CA-100-300M- 243	SN# CA-100-300M- 293
SN# CA-100-300M- 194	SN# CA-100-300M- 244	SN# CA-100-300M- 294
SN# CA-100-300M- 195	SN# CA-100-300M- 245	SN# CA-100-300M- 295
SN# CA-100-300M- 196	SN# CA-100-300M- 246	SN# CA-100-300M- 296
SN# CA-100-300M- 197	SN# CA-100-300M- 247	SN# CA-100-300M- 297
SN# CA-100-300M- 198	SN# CA-100-300M- 248	SN# CA-100-300M- 298
SN# CA-100-300M- 199	SN# CA-100-300M- 249	SN# CA-100-300M- 299
SN# CA-100-300M- 200	SN# CA-100-300M- 250	SN# CA-100-300M- 300
SN# CA-100-300M- 301	SN# CA-100-300M- 351	SN# CA-100-300M- 401
SN# CA-100-300M- 302	SN# CA-100-300M- 352	SN# CA-100-300M- 402

Tidelands Geophysical 2

SN# CA-100-300M- 303	SN# CA-100-300M- 353	SN# CA-100-300M- 403
SN# CA-100-300M- 304	SN# CA-100-300M- 354	SN# CA-100-300M- 404
SN# CA-100-300M- 305	SN# CA-100-300M- 355	SN# CA-100-300M- 405
SN# CA-100-300M- 306	SN# CA-100-300M- 356	SN# CA-100-300M- 406
SN# CA-100-300M- 307	SN# CA-100-300M- 357	SN# CA-100-300M- 407
SN# CA-100-300M- 308	SN# CA-100-300M- 358	SN# CA-100-300M- 408
SN# CA-100-300M- 309	SN# CA-100-300M- 359	SN# CA-100-300M- 409
SN# CA-100-300M- 310	SN# CA-100-300M- 360	SN# CA-100-300M- 410
SN# CA-100-300M- 311	SN# CA-100-300M- 361	SN# CA-100-300M- 411
SN# CA-100-300M- 312	SN# CA-100-300M- 362	SN# CA-100-300M- 412
SN# CA-100-300M- 313	SN# CA-100-300M- 363	SN# CA-100-300M- 413
SN# CA-100-300M- 314	SN# CA-100-300M- 364	SN# CA-100-300M- 414
SN# CA-100-300M- 315	SN# CA-100-300M- 365	SN# CA-100-300M- 415
SN# CA-100-300M- 316	SN# CA-100-300M- 366	SN# CA-100-300M- 416
SN# CA-100-300M- 317	SN# CA-100-300M- 367	SN# CA-100-300M- 417
SN# CA-100-300M- 318	SN# CA-100-300M- 368	SN# CA-100-300M- 418
SN# CA-100-300M- 319	SN# CA-100-300M- 369	SN# CA-100-300M- 419
SN# CA-100-300M- 320	SN# CA-100-300M- 370	SN# CA-100-300M- 420
SN# CA-100-300M- 321	SN# CA-100-300M- 371	SN# CA-100-300M- 421
SN# CA-100-300M- 322	SN# CA-100-300M- 372	SN# CA-100-300M- 422
SN# CA-100-300M- 323	SN# CA-100-300M- 373	SN# CA-100-300M- 423
SN# CA-100-300M- 324	SN# CA-100-300M- 374	SN# CA-100-300M- 424
SN# CA-100-300M- 325	SN# CA-100-300M- 375	SN# CA-100-300M- 425
SN# CA-100-300M- 326	SN# CA-100-300M- 376	SN# CA-100-300M- 426
SN# CA-100-300M- 327	SN# CA-100-300M- 377	SN# CA-100-300M- 427
SN# CA-100-300M- 328	SN# CA-100-300M- 378	SN# CA-100-300M- 428
SN# CA-100-300M- 329	SN# CA-100-300M- 379	SN# CA-100-300M- 429
SN# CA-100-300M- 330	SN# CA-100-300M- 380	SN# CA-100-300M- 430
SN# CA-100-300M- 331	SN# CA-100-300M- 381	SN# CA-100-300M- 431
SN# CA-100-300M- 332	SN# CA-100-300M- 382	SN# CA-100-300M- 432
SN# CA-100-300M- 333	SN# CA-100-300M- 383	SN# CA-100-300M- 433
SN# CA-100-300M- 334	SN# CA-100-300M- 384	SN# CA-100-300M- 434
SN# CA-100-300M- 335	SN# CA-100-300M- 385	SN# CA-100-300M- 435
SN# CA-100-300M- 336	SN# CA-100-300M- 386	SN# CA-100-300M- 436
SN# CA-100-300M- 337	SN# CA-100-300M- 387	SN# CA-100-300M- 437
SN# CA-100-300M- 338	SN# CA-100-300M- 388	SN# CA-100-300M- 438
SN# CA-100-300M- 339	SN# CA-100-300M- 389	SN# CA-100-300M- 439
SN# CA-100-300M- 340	SN# CA-100-300M- 390	SN# CA-100-300M- 440
SN# CA-100-300M- 341	SN# CA-100-300M- 391	SN# CA-100-300M- 441
SN# CA-100-300M- 342	SN# CA-100-300M- 392	SN# CA-100-300M- 442
SN# CA-100-300M- 343	SN# CA-100-300M- 393	SN# CA-100-300M- 443
SN# CA-100-300M- 344	SN# CA-100-300M- 394	SN# CA-100-300M- 444
SN# CA-100-300M- 345	SN# CA-100-300M- 395	SN# CA-100-300M- 445
SN# CA-100-300M- 346	SN# CA-100-300M- 396	SN# CA-100-300M- 446
SN# CA-100-300M- 347	SN# CA-100-300M- 397	SN# CA-100-300M- 447
SN# CA-100-300M- 348	SN# CA-100-300M- 398	SN# CA-100-300M- 448
SN# CA-100-300M- 349	SN# CA-100-300M- 399	SN# CA-100-300M- 449
SN# CA-100-300M- 350	SN# CA-100-300M- 400	SN# CA-100-300M- 450

SN# CA-100-300M- 451	SN# CA-100-300M- 501	SN# CA-100-300M- 551
SN# CA-100-300M- 452	SN# CA-100-300M- 502	SN# CA-100-300M- 552
SN# CA-100-300M- 453	SN# CA-100-300M- 503	SN# CA-100-300M- 553

Tidelands Geophysical 3

SN# CA-100-300M- 454	SN# CA-100-300M- 504	SN# CA-100-300M- 554
SN# CA-100-300M- 455	SN# CA-100-300M- 505	SN# CA-100-300M- 555
SN# CA-100-300M- 456	SN# CA-100-300M- 506	SN# CA-100-300M- 556
SN# CA-100-300M- 457	SN# CA-100-300M- 507	SN# CA-100-300M- 557
SN# CA-100-300M- 458	SN# CA-100-300M- 508	SN# CA-100-300M- 558
SN# CA-100-300M- 459	SN# CA-100-300M- 509	SN# CA-100-300M- 559
SN# CA-100-300M- 460	SN# CA-100-300M- 510	SN# CA-100-300M- 560
SN# CA-100-300M- 461	SN# CA-100-300M- 511	SN# CA-100-300M- 561
SN# CA-100-300M- 462	SN# CA-100-300M- 512	SN# CA-100-300M- 562
SN# CA-100-300M- 463	SN# CA-100-300M- 513	SN# CA-100-300M- 563
SN# CA-100-300M- 464	SN# CA-100-300M- 514	SN# CA-100-300M- 564
SN# CA-100-300M- 465	SN# CA-100-300M- 515	SN# CA-100-300M- 565
SN# CA-100-300M- 466	SN# CA-100-300M- 516	SN# CA-100-300M- 566
SN# CA-100-300M- 467	SN# CA-100-300M- 517	SN# CA-100-300M- 567
SN# CA-100-300M- 468	SN# CA-100-300M- 518	SN# CA-100-300M- 568
SN# CA-100-300M- 469	SN# CA-100-300M- 519	SN# CA-100-300M- 569
SN# CA-100-300M- 470	SN# CA-100-300M- 520	SN# CA-100-300M- 570
SN# CA-100-300M- 471	SN# CA-100-300M- 521	SN# CA-100-300M- 571
SN# CA-100-300M- 472	SN# CA-100-300M- 522	SN# CA-100-300M- 572
SN# CA-100-300M- 473	SN# CA-100-300M- 523	SN# CA-100-300M- 573
SN# CA-100-300M- 474	SN# CA-100-300M- 524	SN# CA-100-300M- 574
SN# CA-100-300M- 475	SN# CA-100-300M- 525	SN# CA-100-300M- 575
SN# CA-100-300M- 476	SN# CA-100-300M- 526	SN# CA-100-300M- 576
SN# CA-100-300M- 477	SN# CA-100-300M- 527	SN# CA-100-300M- 577
SN# CA-100-300M- 478	SN# CA-100-300M- 528	SN# CA-100-300M- 578
SN# CA-100-300M- 479	SN# CA-100-300M- 529	SN# CA-100-300M- 579
SN# CA-100-300M- 480	SN# CA-100-300M- 530	SN# CA-100-300M- 580
SN# CA-100-300M- 481	SN# CA-100-300M- 531	SN# CA-100-300M- 581
SN# CA-100-300M- 482	SN# CA-100-300M- 532	SN# CA-100-300M- 582
SN# CA-100-300M- 483	SN# CA-100-300M- 533	SN# CA-100-300M- 583
SN# CA-100-300M- 484	SN# CA-100-300M- 534	SN# CA-100-300M- 584
SN# CA-100-300M- 485	SN# CA-100-300M- 535	SN# CA-100-300M- 585
SN# CA-100-300M- 486	SN# CA-100-300M- 536	SN# CA-100-300M- 586
SN# CA-100-300M- 487	SN# CA-100-300M- 537	SN# CA-100-300M- 587
SN# CA-100-300M- 488	SN# CA-100-300M- 538	SN# CA-100-300M- 588
SN# CA-100-300M- 489	SN# CA-100-300M- 539	SN# CA-100-300M- 589
SN# CA-100-300M- 490	SN# CA-100-300M- 540	SN# CA-100-300M- 590
SN# CA-100-300M- 491	SN# CA-100-300M- 541	SN# CA-100-300M- 591
SN# CA-100-300M- 492	SN# CA-100-300M- 542	SN# CA-100-300M- 592
SN# CA-100-300M- 493	SN# CA-100-300M- 543	SN# CA-100-300M- 593
SN# CA-100-300M- 494	SN# CA-100-300M- 544	SN# CA-100-300M- 594
SN# CA-100-300M- 495	SN# CA-100-300M- 545	SN# CA-100-300M- 595
SN# CA-100-300M- 496	SN# CA-100-300M- 546	SN# CA-100-300M- 596
SN# CA-100-300M- 497	SN# CA-100-300M- 547	SN# CA-100-300M- 597
SN# CA-100-300M- 498	SN# CA-100-300M- 548	SN# CA-100-300M- 598
SN# CA-100-300M- 499	SN# CA-100-300M- 549	SN# CA-100-300M- 599
SN# CA-100-300M- 500	SN# CA-100-300M- 550	SN# CA-100-300M- 600

SN# CA-100-300M- 601	SN# CA-100-300M- 651	SN# CA-100-300M- 701
SN# CA-100-300M- 602	SN# CA-100-300M- 652	SN# CA-100-300M- 702
SN# CA-100-300M- 603	SN# CA-100-300M- 653	SN# CA-100-300M- 703
SN# CA-100-300M- 604	SN# CA-100-300M- 654	SN# CA-100-300M- 704

Tidelands Geophysical 4

SN# CA-100-300M- 605	SN# CA-100-300M- 655	SN# CA-100-300M- 705
SN# CA-100-300M- 606	SN# CA-100-300M- 656	SN# CA-100-300M- 706
SN# CA-100-300M- 607	SN# CA-100-300M- 657	SN# CA-100-300M- 707
SN# CA-100-300M- 608	SN# CA-100-300M- 658	SN# CA-100-300M- 708
SN# CA-100-300M- 609	SN# CA-100-300M- 659	SN# CA-100-300M- 709
SN# CA-100-300M- 610	SN# CA-100-300M- 660	SN# CA-100-300M- 710
SN# CA-100-300M- 611	SN# CA-100-300M- 661	SN# CA-100-300M- 711
SN# CA-100-300M- 612	SN# CA-100-300M- 662	SN# CA-100-300M- 712
SN# CA-100-300M- 613	SN# CA-100-300M- 663	SN# CA-100-300M- 713
SN# CA-100-300M- 614	SN# CA-100-300M- 664	SN# CA-100-300M- 714
SN# CA-100-300M- 615	SN# CA-100-300M- 665	SN# CA-100-300M- 715
SN# CA-100-300M- 616	SN# CA-100-300M- 666	SN# CA-100-300M- 716
SN# CA-100-300M- 617	SN# CA-100-300M- 667	SN# CA-100-300M- 717
SN# CA-100-300M- 618	SN# CA-100-300M- 668	SN# CA-100-300M- 718
SN# CA-100-300M- 619	SN# CA-100-300M- 669	SN# CA-100-300M- 719
SN# CA-100-300M- 620	SN# CA-100-300M- 670	SN# CA-100-300M- 720
SN# CA-100-300M- 621	SN# CA-100-300M- 671	SN# CA-100-300M- 721
SN# CA-100-300M- 622	SN# CA-100-300M- 672	SN# CA-100-300M- 722
SN# CA-100-300M- 623	SN# CA-100-300M- 673	SN# CA-100-300M- 723
SN# CA-100-300M- 624	SN# CA-100-300M- 674	SN# CA-100-300M- 724
SN# CA-100-300M- 625	SN# CA-100-300M- 675	SN# CA-100-300M- 725
SN# CA-100-300M- 626	SN# CA-100-300M- 676	SN# CA-100-300M- 726
SN# CA-100-300M- 627	SN# CA-100-300M- 677	SN# CA-100-300M- 727
SN# CA-100-300M- 628	SN# CA-100-300M- 678	SN# CA-100-300M- 728
SN# CA-100-300M- 629	SN# CA-100-300M- 679	SN# CA-100-300M- 729
SN# CA-100-300M- 630	SN# CA-100-300M- 680	SN# CA-100-300M- 730
SN# CA-100-300M- 631	SN# CA-100-300M- 681	SN# CA-100-300M- 731
SN# CA-100-300M- 632	SN# CA-100-300M- 682	SN# CA-100-300M- 732
SN# CA-100-300M- 633	SN# CA-100-300M- 683	SN# CA-100-300M- 733
SN# CA-100-300M- 634	SN# CA-100-300M- 684	SN# CA-100-300M- 734
SN# CA-100-300M- 635	SN# CA-100-300M- 685	SN# CA-100-300M- 735
SN# CA-100-300M- 636	SN# CA-100-300M- 686	SN# CA-100-300M- 736
SN# CA-100-300M- 637	SN# CA-100-300M- 687	SN# CA-100-300M- 737
SN# CA-100-300M- 638	SN# CA-100-300M- 688	SN# CA-100-300M- 738
SN# CA-100-300M- 639	SN# CA-100-300M- 689	SN# CA-100-300M- 739
SN# CA-100-300M- 640	SN# CA-100-300M- 690	SN# CA-100-300M- 740
SN# CA-100-300M- 641	SN# CA-100-300M- 691	SN# CA-100-300M- 741
SN# CA-100-300M- 642	SN# CA-100-300M- 692	SN# CA-100-300M- 742
SN# CA-100-300M- 643	SN# CA-100-300M- 693	SN# CA-100-300M- 743
SN# CA-100-300M- 644	SN# CA-100-300M- 694	SN# CA-100-300M- 744
SN# CA-100-300M- 645	SN# CA-100-300M- 695	SN# CA-100-300M- 745
SN# CA-100-300M- 646	SN# CA-100-300M- 696	SN# CA-100-300M- 746
SN# CA-100-300M- 647	SN# CA-100-300M- 697	SN# CA-100-300M- 747
SN# CA-100-300M- 648	SN# CA-100-300M- 698	SN# CA-100-300M- 748
SN# CA-100-300M- 649	SN# CA-100-300M- 699	SN# CA-100-300M- 749
SN# CA-100-300M- 650	SN# CA-100-300M- 700	SN# CA-100-300M- 750

SN# CA-100-300M- 751	SN# CA-100-300M- 801	SN# CA-100-300M- 851
SN# CA-100-300M- 752	SN# CA-100-300M- 802	SN# CA-100-300M- 852
SN# CA-100-300M- 753	SN# CA-100-300M- 803	SN# CA-100-300M- 853
SN# CA-100-300M- 754	SN# CA-100-300M- 804	SN# CA-100-300M- 854
SN# CA-100-300M- 755	SN# CA-100-300M- 805	SN# CA-100-300M- 855

Tidelands Geophysical 5

SN# CA-100-300M- 756	SN# CA-100-300M- 806	SN# CA-100-300M- 856
SN# CA-100-300M- 757	SN# CA-100-300M- 807	SN# CA-100-300M- 857
SN# CA-100-300M- 758	SN# CA-100-300M- 808	SN# CA-100-300M- 858
SN# CA-100-300M- 759	SN# CA-100-300M- 809	SN# CA-100-300M- 859
SN# CA-100-300M- 760	SN# CA-100-300M- 810	SN# CA-100-300M- 860
SN# CA-100-300M- 761	SN# CA-100-300M- 811	SN# CA-100-300M- 861
SN# CA-100-300M- 762	SN# CA-100-300M- 812	SN# CA-100-300M- 862
SN# CA-100-300M- 763	SN# CA-100-300M- 813	SN# CA-100-300M- 863
SN# CA-100-300M- 764	SN# CA-100-300M- 814	SN# CA-100-300M- 864
SN# CA-100-300M- 765	SN# CA-100-300M- 815	SN# CA-100-300M- 865
SN# CA-100-300M- 766	SN# CA-100-300M- 816	SN# CA-100-300M- 866
SN# CA-100-300M- 767	SN# CA-100-300M- 817	SN# CA-100-300M- 867
SN# CA-100-300M- 768	SN# CA-100-300M- 818	SN# CA-100-300M- 868
SN# CA-100-300M- 769	SN# CA-100-300M- 819	SN# CA-100-300M- 869
SN# CA-100-300M- 770	SN# CA-100-300M- 820	SN# CA-100-300M- 870
SN# CA-100-300M- 771	SN# CA-100-300M- 821	SN# CA-100-300M- 871
SN# CA-100-300M- 772	SN# CA-100-300M- 822	SN# CA-100-300M- 872
SN# CA-100-300M- 773	SN# CA-100-300M- 823	SN# CA-100-300M- 873
SN# CA-100-300M- 774	SN# CA-100-300M- 824	SN# CA-100-300M- 874
SN# CA-100-300M- 775	SN# CA-100-300M- 825	SN# CA-100-300M- 875
SN# CA-100-300M- 776	SN# CA-100-300M- 826	SN# CA-100-300M- 876
SN# CA-100-300M- 777	SN# CA-100-300M- 827	SN# CA-100-300M- 877
SN# CA-100-300M- 778	SN# CA-100-300M- 828	SN# CA-100-300M- 878
SN# CA-100-300M- 779	SN# CA-100-300M- 829	SN# CA-100-300M- 879
SN# CA-100-300M- 780	SN# CA-100-300M- 830	SN# CA-100-300M- 880
SN# CA-100-300M- 781	SN# CA-100-300M- 831	SN# CA-100-300M- 881
SN# CA-100-300M- 782	SN# CA-100-300M- 832	SN# CA-100-300M- 882
SN# CA-100-300M- 783	SN# CA-100-300M- 833	SN# CA-100-300M- 883
SN# CA-100-300M- 784	SN# CA-100-300M- 834	SN# CA-100-300M- 884
SN# CA-100-300M- 785	SN# CA-100-300M- 835	SN# CA-100-300M- 885
SN# CA-100-300M- 786	SN# CA-100-300M- 836	SN# CA-100-300M- 886
SN# CA-100-300M- 787	SN# CA-100-300M- 837	SN# CA-100-300M- 887
SN# CA-100-300M- 788	SN# CA-100-300M- 838	SN# CA-100-300M- 888
SN# CA-100-300M- 789	SN# CA-100-300M- 839	SN# CA-100-300M- 889
SN# CA-100-300M- 790	SN# CA-100-300M- 840	SN# CA-100-300M- 890
SN# CA-100-300M- 791	SN# CA-100-300M- 841	SN# CA-100-300M- 891
SN# CA-100-300M- 792	SN# CA-100-300M- 842	SN# CA-100-300M- 892
SN# CA-100-300M- 793	SN# CA-100-300M- 843	SN# CA-100-300M- 893
SN# CA-100-300M- 794	SN# CA-100-300M- 844	SN# CA-100-300M- 894
SN# CA-100-300M- 795	SN# CA-100-300M- 845	SN# CA-100-300M- 895
SN# CA-100-300M- 796	SN# CA-100-300M- 846	SN# CA-100-300M- 896
SN# CA-100-300M- 797	SN# CA-100-300M- 847	SN# CA-100-300M- 897
SN# CA-100-300M- 798	SN# CA-100-300M- 848	SN# CA-100-300M- 898
SN# CA-100-300M- 799	SN# CA-100-300M- 849	SN# CA-100-300M- 899
SN# CA-100-300M- 800	SN# CA-100-300M- 850	SN# CA-100-300M- 900

SN# CA-100-300M- 901	SN# CA-100-300M- 951
SN# CA-100-300M- 902	SN# CA-100-300M- 952
SN# CA-100-300M- 903	SN# CA-100-300M- 953
SN# CA-100-300M- 904	SN# CA-100-300M- 954
SN# CA-100-300M- 905	SN# CA-100-300M- 955
SN# CA-100-300M- 906	SN# CA-100-300M- 956

Tidelands Geophysical 6

SN# CA-100-300M- 907	SN# CA-100-300M- 957
SN# CA-100-300M- 908	SN# CA-100-300M- 958
SN# CA-100-300M- 909	SN# CA-100-300M- 959
SN# CA-100-300M- 910	SN# CA-100-300M- 960
SN# CA-100-300M- 911	SN# CA-100-300M- 961
SN# CA-100-300M- 912	SN# CA-100-300M- 962
SN# CA-100-300M- 913	SN# CA-100-300M- 963
SN# CA-100-300M- 914	SN# CA-100-300M- 964
SN# CA-100-300M- 915	SN# CA-100-300M- 965
SN# CA-100-300M- 916	SN# CA-100-300M- 966
SN# CA-100-300M- 917	SN# CA-100-300M- 967
SN# CA-100-300M- 918	SN# CA-100-300M- 968
SN# CA-100-300M- 919	SN# CA-100-300M- 969
SN# CA-100-300M- 920	SN# CA-100-300M- 970
SN# CA-100-300M- 921	SN# CA-100-300M- 971
SN# CA-100-300M- 922	SN# CA-100-300M- 972
SN# CA-100-300M- 923	SN# CA-100-300M- 973
SN# CA-100-300M- 924	SN# CA-100-300M- 974
SN# CA-100-300M- 925	SN# CA-100-300M- 975
SN# CA-100-300M- 926	SN# CA-100-300M- 976
SN# CA-100-300M- 927	SN# CA-100-300M- 977
SN# CA-100-300M- 928	SN# CA-100-300M- 978
SN# CA-100-300M- 929	SN# CA-100-300M- 979
SN# CA-100-300M- 930	SN# CA-100-300M- 980
SN# CA-100-300M- 931	SN# CA-100-300M- 981
SN# CA-100-300M- 932	SN# CA-100-300M- 982
SN# CA-100-300M- 933	SN# CA-100-300M- 983
SN# CA-100-300M- 934	SN# CA-100-300M- 984
SN# CA-100-300M- 935	SN# CA-100-300M- 985
SN# CA-100-300M- 936	SN# CA-100-300M- 986
SN# CA-100-300M- 937	SN# CA-100-300M- 987
SN# CA-100-300M- 938	SN# CA-100-300M- 988
SN# CA-100-300M- 939	SN# CA-100-300M- 989
SN# CA-100-300M- 940	SN# CA-100-300M- 990
SN# CA-100-300M- 941	SN# CA-100-300M- 991
SN# CA-100-300M- 942	SN# CA-100-300M- 992
SN# CA-100-300M- 943	SN# CA-100-300M- 993
SN# CA-100-300M- 944	SN# CA-100-300M- 994
SN# CA-100-300M- 945	SN# CA-100-300M- 995
SN# CA-100-300M- 946	SN# CA-100-300M- 996
SN# CA-100-300M- 947	SN# CA-100-300M- 997
SN# CA-100-300M- 948	SN# CA-100-300M- 998
SN# CA-100-300M- 949	SN# CA-100-300M- 999
SN# CA-100-300M- 950	SN# CA-100-300M- 1000

Tidelands Geophysical 7

TGC Industries Inc.

Serial Numbers

72 - ARAM ARIES Seismic Multiport Baseline Cable 280M Used

Number	Serial
1	513674-31
2	513674-63
3	513674-70
4	513674-73
5	513674-80
6	70309-134
7	70308-151
8	70309-3
9	70309-48
10	70309-67
11	70309-76
12	70536-100
13	70536-103
14	70536-104
15	70536-105
16	70536-106
17	70536-107
18	70536-108
19	70536-111
20	70536-113
21	70536-114
22	70536-115
23	70536-116
24	70536-12
25	70536-123
26	70536-124
27	70536-132
28	70536-2
29	70536-20
30	70536-22
31	70536-23
32	70536-26
33	70536-28
34	70536-3
35	70536-31
36	70536-33
37	70536-36
38	70536-37
39	70536-41
40	70536-42
41	70536-48
42	70536-5
43	70536-50
44	70536-53
45	70536-55
46	70536-61
47	70536-65
48	70536-66
49	70536-67
50	70536-68
51	70536-69
52	70536-7
53	70536-72
54	70536-74
55	70536-77
56	70536-78
57	70536-8
58	70536-81
59	70536-82
60	70536-87
61	70536-88
62	70536-9
63	70536-90
64	70536-91
65	70536-92
66	70536-93
67	70536-94
68	70536-95
69	70536-96
70	70536-97
71	70536-98
72	70536-99

TGC Industries Inc.

Serial Numbers

8 - ARAM ARIES Multiport Baseline Splitter Cable Used

Number	Serial
1	7809-1
2	7809-10
3	7809-6
4	7809-7
5	7809-8
6	7809-9

*LOAN3007*

Date	6/8/05

General Electric Capital Corporation

16479 Dallas Parkway # 300

Addison, TX 75001-2512

Gentlemen:

You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated 6/8/05 and secured by that Security Agreement or Channel Mortgage dated October 22, 2004, as follows:

Taxas Seismic Rentals, Inc.	$ 3,366,253,04

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

TGC Industries, Inc.

	By:	/s/ Wayne Whitener

	Name:	WAYNE WHITENER

	Title:	President / CEO